PROXY BALLOT
PROXY                                                                 PROXY
                      EXCELSIOR INSTITUTIONAL EQUITY FUND
                                  a series of
PROXY                     EXCELSIOR INSTITUTIONAL TRUST               PROXY
--------------------------------------------------------------------------------
The undersigned, revoking any prior proxy or proxies, hereby appoints _____________, _____________, and _____________, or any of them individually, proxies, with full powers of substitution, to vote for the undersigned at the Special Meeting of Shareholders of Excelsior Institutional Equity Fund (the "Fund"), a series of Excelsior Institutional Trust (the "Trust"), to be held at the offices of U. S. Trust located at 114 West 47th Street, New York, New York, on Wednesday, November 15, 1995, at 10:00 a.m., Eastern Time, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Special Meeting and accompanying Proxy Statement:

1. TO APPROVE OR DISAPPROVE OF THE WITHDRAWAL BY THE FUND OF ITS INVESTMENT IN THE EQUITY PORTFOLIO OF THE ST. JAMES PORTFOLIOS.

           <F138>  FOR         <F138>  AGAINST        <F138>  ABSTAIN

2(a). TO  APPROVE  OR  DISAPPROVE  OF A NEW  INVESTMENT  ADVISORY AGREEMENT
      BETWEEN  THE TRUST,  ON BEHALF OF THE FUND,  AND
      U.S. TRUST AS INVESTMENT ADVISER.

           <F138>  FOR         <F138>  AGAINST        <F138>  ABSTAIN

4.    ELECTION OF RODMAN L. DRAKE, W. WALLACE MCDOWELL,  JONATHAN PIEL, ALFRED
      C. TANNACHION, DONALD L. CAMPBELL, JOSEPH H. DUGAN, WOLFE J. FRANKL AND ROBERT A. ROBINSON TRUSTEES OF THE TRUST.

           <F138>  FOR ALL     <F138>  AGAINST ALL    <F138>  FOR ALL EXCEPT:

                                                         -----------------------
                                                         (List any exceptions)

5. TO APPROVE OR DISAPPROVE OF THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS OF THE FUND.

           <F138>  FOR          <F138>  AGAINST       <F138>  ABSTAIN

6. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

SAID PROXIES WILL VOTE THIS PROXY AS DIRECTED, OR IF NO DIRECTION IS INDICATED, FOR ITEMS 1, 2(a), 4, 5 AND 6 UNLESS AUTHORITY TO DO SO IS SPECIFICALLY WITHHELD IN THE MANNER PROVIDED.


                                              Dated_____________________, 1995
                                                  (Please date this proxy)


                                              --------------------------------


                                              --------------------------------
                                              Please sign exactly as your name
                                              or names appear at left. Corporate
                                              proxies should be signed by an
                                              authorized officer.

                 PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY
                 BALLOT PROMPTLY, USING THE ENCLOSED ENVELOPE.

                                  PROXY BALLOT
PROXY                                                                 PROXY
                      EXCELSIOR INSTITUTIONAL INCOME FUND
                                  a series of
PROXY                    EXCELSIOR INSTITUTIONAL TRUST                PROXY
--------------------------------------------------------------------------------
The undersigned, revoking any prior proxy or proxies, hereby appoints _____________, _____________, and _____________, or any of them individually, proxies, with full powers of substitution, to vote for the undersigned at the Special Meeting of Shareholders of Excelsior Institutional Income Fund (the "Fund"), a series of Excelsior Institutional Trust (the "Trust"), to be held at the offices of U. S. Trust located at 114 West 47th Street, New York, New York, on Wednesday, November 15, 1995, at 10:00 a.m., Eastern Time, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Special Meeting and accompanying Proxy Statement:

1. TO APPROVE OR DISAPPROVE OF THE WITHDRAWAL BY THE FUND OF ITS INVESTMENT IN THE INCOME PORTFOLIO OF THE ST. JAMES PORTFOLIOS.

           <F138>  FOR         <F138>  AGAINST        <F138>  ABSTAIN

2(a). TO  APPROVE  OR  DISAPPROVE  OF A NEW  INVESTMENT  ADVISORY AGREEMENT
      BETWEEN THE TRUST, ON BEHALF OF THE FUND, AND U.S. TRUST AS INVESTMENT ADVISER.

           <F138>  FOR         <F138>  AGAINST        <F138>  ABSTAIN

4.    ELECTION OF RODMAN L. DRAKE, W. WALLACE MCDOWELL,  JONATHAN PIEL, ALFRED
      C. TANNACHION, DONALD L. CAMPBELL, JOSEPH H. DUGAN, WOLFE J. FRANKL AND ROBERT A. ROBINSON TRUSTEES OF THE TRUST.

           <F138>  FOR ALL     <F138>  AGAINST ALL    <F138>  FOR ALL EXCEPT:

                                                         -----------------------
                                                         (List any exceptions)

5. TO APPROVE OR DISAPPROVE OF THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS OF THE FUND.

           <F138>  FOR         <F138>  AGAINST        <F138>  ABSTAIN

6. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

SAID PROXIES WILL VOTE THIS PROXY AS DIRECTED, OR IF NO DIRECTION IS INDICATED, FOR ITEMS 1, 2(a), 4, 5 AND 6 UNLESS AUTHORITY TO DO SO IS SPECIFICALLY WITHHELD IN THE MANNER PROVIDED.


                                               Dated_____________________, 1995
                                                   (Please date this proxy)


                                               --------------------------------


                                               --------------------------------
                                               Please sign exactly as your name
                                               or names appear at left.
                                               Corporate proxies should be
                                               signed by an authorized officer.

                 PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY
                 BALLOT PROMPTLY, USING THE ENCLOSED ENVELOPE.

                                  PROXY BALLOT
PROXY                                                                 PROXY
                 EXCELSIOR INSTITUTIONAL TOTAL RETURN BOND FUND
                                  a series of
PROXY                    EXCELSIOR INSTITUTIONAL TRUST                PROXY
--------------------------------------------------------------------------------
The undersigned, revoking any prior proxy or proxies, hereby appoints _____________, _____________, and _____________, or any of them individually, proxies, with full powers of substitution, to vote for the undersigned at the Special Meeting of Shareholders of Excelsior Institutional Total Return Bond Fund (the "Fund"), a series of Excelsior Institutional Trust (the "Trust"), to be held at the offices of U. S. Trust located at 114 West 47th Street, New York, New York, on Wednesday, November 15, 1995, at 10:00 a.m., Eastern Time, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Special Meeting and accompanying Proxy
Statement:

1. TO APPROVE OR DISAPPROVE OF THE WITHDRAWAL BY THE FUND OF ITS INVESTMENT IN THE TOTAL RETURN BOND PORTFOLIO OF THE ST. JAMES PORTFOLIOS.

           <F138>  FOR         <F138>  AGAINST         <F138>  ABSTAIN

2(a). TO  APPROVE  OR  DISAPPROVE  OF A NEW  INVESTMENT  ADVISORY AGREEMENT
      BETWEEN THE TRUST, ON BEHALF OF THE FUND, AND U.S. TRUST AS INVESTMENT ADVISER.

           <F138>  FOR         <F138>  AGAINST         <F138>  ABSTAIN

4.    ELECTION OF RODMAN L. DRAKE, W. WALLACE MCDOWELL,  JONATHAN PIEL, ALFRED
      C. TANNACHION, DONALD L. CAMPBELL, JOSEPH H. DUGAN, WOLFE J. FRANKL AND ROBERT A. ROBINSON TRUSTEES OF THE TRUST.

           <F138>  FOR ALL     <F138>  AGAINST ALL      <F138>  FOR ALL EXCEPT:

                                                          --------------------
                                                          (List any exceptions)

5. TO APPROVE OR DISAPPROVE OF THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS OF THE FUND.

           <F138>  FOR          <F138>  AGAINST         <F138>  ABSTAIN

6. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

SAID PROXIES WILL VOTE THIS PROXY AS DIRECTED, OR IF NO DIRECTION IS INDICATED, FOR ITEMS 1, 2(a), 4, 5 AND 6 UNLESS AUTHORITY TO DO SO IS SPECIFICALLY WITHHELD IN THE MANNER PROVIDED.


                                             Dated_____________________, 1995
                                                 (Please date this proxy)


                                             --------------------------------


                                             --------------------------------
                                             Please sign exactly as your name or
                                             names appear at left. Corporate
                                             proxies should be signed by an
                                             authorized officer.

                 PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY
                 BALLOT PROMPTLY, USING THE ENCLOSED ENVELOPE.

                                  PROXY BALLOT
PROXY                                                            PROXY
                   EXCELSIOR INSTITUTIONAL EQUITY INDEX FUND
                                  a series of
PROXY                    EXCELSIOR INSTITUTIONAL TRUST           PROXY
--------------------------------------------------------------------------------
The undersigned, revoking any prior proxy or proxies, hereby appoints _____________, _____________, and _____________, or any of them individually, proxies, with full powers of substitution, to vote for the undersigned at the Special Meeting of Shareholders of Excelsior Institutional Equity Index Fund (the "Fund"), a series of Excelsior Institutional Trust (the "Trust"), to be held at the offices of U. S. Trust located at 114 West 47th Street, New York, New York, on Wednesday, November 15, 1995, at 10:00 a.m., Eastern Time, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Special Meeting and accompanying Proxy
Statement:

4.    ELECTION OF RODMAN L. DRAKE, W. WALLACE MCDOWELL,  JONATHAN PIEL, ALFRED
      C. TANNACHION, DONALD L. CAMPBELL, JOSEPH H. DUGAN, WOLFE J. FRANKL AND ROBERT A. ROBINSON TRUSTEES OF THE TRUST.

           <F138>  FOR ALL     <F138>  AGAINST ALL     <F138>  FOR ALL EXCEPT:

                                                            --------------------
                                                           (List any exceptions)

5. TO APPROVE OR DISAPPROVE OF THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS OF THE FUND.

           <F138>  FOR         <F138>  AGAINST         <F138>  ABSTAIN

6. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

SAID PROXIES WILL VOTE THIS PROXY AS DIRECTED, OR IF NO DIRECTION IS INDICATED, FOR ITEMS 4, 5 AND 6 UNLESS AUTHORITY TO DO SO IS SPECIFICALLY WITHHELD IN THE MANNER PROVIDED.


                                            Dated_____________________, 1995
                                                (Please date this proxy)


                                            --------------------------------


                                            --------------------------------
                                            Please sign exactly as your name or
                                            names appear at left. Corporate
                                            proxies should be signed by an
                                            authorized officer.

                 PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY
                 BALLOT PROMPTLY, USING THE ENCLOSED ENVELOPE.

                                  PROXY BALLOT
PROXY                                                                 PROXY
                    EXCELSIOR INSTITUTIONAL BOND INDEX FUND
                                  a series of
PROXY                    EXCELSIOR INSTITUTIONAL TRUST                PROXY
--------------------------------------------------------------------------------
The undersigned, revoking any prior proxy or proxies, hereby appoints _____________, _____________, and _____________, or any of them individually, proxies, with full powers of substitution, to vote for the undersigned at the Special Meeting of Shareholders of Excelsior Institutional Bond Index Fund (the "Fund"), a series of Excelsior Institutional Trust (the "Trust"), to be held at the offices of U. S. Trust located at 114 West 47th Street, New York, New York, on Wednesday, November 15, 1995, at 10:00 a.m., Eastern Time, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Special Meeting and accompanying Proxy Statement:

1. TO APPROVE OR DISAPPROVE OF THE WITHDRAWAL BY THE FUND OF ITS INVESTMENT IN THE BOND MARKET PORTFOLIO OF THE ST. JAMES PORTFOLIOS.

           <F138>  FOR        <F138>  AGAINST        <F138>  ABSTAIN

2(b). TO  APPROVE  OR  DISAPPROVE  OF A NEW  INVESTMENT  ADVISORY  AGREEMENT
      BETWEEN THE TRUST, ON BEHALF OF THE FUND, AND U.S. TRUST PACIFIC AS INVESTMENT ADVISER.

           <F138>  FOR        <F138>  AGAINST        <F138>  ABSTAIN

2(f). TO APPROVE OR  DISAPPROVE OF A NEW  INVESTMENT  SUBADVISORY AGREEMENT
      BETWEEN  U.S.  TRUST  PACIFIC AND U.S.  TRUST AS INVESTMENT SUBADVISER.

           <F138>  FOR        <F138>  AGAINST        <F138>  ABSTAIN

3. TO APPROVE OR DISAPPROVE OF THE INVESTMENT BY THE FUND OF ITS INVESTABLE ASSETS IN THE BOND INDEX PORTFOLIO OF FEDERATED INVESTMENT PORTFOLIOS.

           <F138>  FOR        <F138>  AGAINST        <F138>  ABSTAIN

3(a). TO AUTHORIZE  THE TRUST TO VOTE TO APPROVE OR DISAPPROVE OF A  NEW
      INVESTMENT ADVISORY AGREEMENT BETWEEN FEDERATED TRUST AND FEDERATED MANAGEMENT AS INVESTMENT ADVISER WITH RESPECT TO THE BOND INDEX PORTFOLIO.

           <F138>  FOR        <F138>  AGAINST        <F138>  ABSTAIN

3(b). TO AUTHORIZE  THE TRUST TO VOTE TO APPROVE OR DISAPPROVE OF
      AN  INVESTMENT   SUBADVISORY  AGREEMENT  BETWEEN  FEDERATED
      MANAGEMENT  AND U.S.  TRUST AS INVESTMENT  SUBADVISER  WITH
      RESPECT TO THE BOND INDEX PORTFOLIO.

           <F138>  FOR       <F138>  AGAINST          <F138>  ABSTAIN

3(c). TO  AUTHORIZE  THE TRUST TO VOTE TO ELECT JOHN F.  DONAHUE,
      THOMAS G. BIGLEY, JOHN T. CONROY, JR., WILLIAM J. COPELAND, JAMES E. DOWD, LAWRENCE D. ELLIS, M.D., EDWARD
      L. FLAHERTY,  JR., PETER E. MADDEN,  GREGOR F. MEYER,  JOHN
      E. MURRAY, JR., WESLEY W. POSVAR AND MARJORIE P. SMUTS TRUSTEES OF FEDERATED TRUST.

           <F138>  FOR ALL     <F138>  AGAINST ALL    <F138>  FOR ALL EXCEPT:

                                                       --------------------
                                                      (List any  exceptions)

3(d). TO AUTHORIZE THE TRUST TO VOTE TO APPROVE OR DISAPPROVE OF THE SELECTION
      OF ERNST & YOUNG LLP AS THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS OF FEDERATED TRUST.

           <F138>  FOR         <F138>  AGAINST        <F138>  ABSTAIN

4.    ELECTION OF RODMAN L. DRAKE, W. WALLACE MCDOWELL,  JONATHAN
      PIEL, ALFRED C. TANNACHION,  DONALD L. CAMPBELL,  JOSEPH H.
      DUGAN,  WOLFE J. FRANKL AND ROBERT A. ROBINSON  TRUSTEES OF
      THE TRUST.

           <F138>  FOR ALL     <F138>  AGAINST ALL    <F138>  FOR ALL EXCEPT:

                                                       --------------------
                                                      (List any exceptions)

5.    TO APPROVE OR  DISAPPROVE OF THE SELECTION OF ERNST & YOUNG
      LLP AS THE INDEPENDENT  CERTIFIED PUBLIC ACCOUNTANTS OF THE
      FUND.

           <F138>  FOR         <F138>  AGAINST        <F138>  ABSTAIN

6.    IN  THEIR  DISCRETION,  UPON  SUCH  OTHER  MATTERS  AS  MAY
      PROPERLY COME BEFORE THE MEETING.

                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

SAID PROXIES WILL VOTE THIS PROXY AS DIRECTED, OR IF NO DIRECTION IS INDICATED, FOR ITEMS 1, 2(b), 2(f), 3, 3(a), 3(b), 3(c), 3(d), 4, 5 AND 6 UNLESS AUTHORITY TO DO SO IS SPECIFICALLY WITHHELD IN THE MANNER PROVIDED.


                                            Dated_____________________, 1995
                                                 (Please date this proxy)


                                             --------------------------------


                                             --------------------------------
                                             Please sign exactly as your name
                                             or names appear at left. Corporate
                                             proxies should be signed by an
                                             authorized officer.

                 PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY
                 BALLOT PROMPTLY, USING THE ENCLOSED ENVELOPE.

                                  PROXY BALLOT
PROXY                                                                 PROXY
               EXCELSIOR INSTITUTIONAL SMALL CAPITALIZATION FUND
                                  a series of
PROXY                    EXCELSIOR INSTITUTIONAL TRUST                PROXY
--------------------------------------------------------------------------------

The undersigned, revoking any prior proxy or proxies, hereby appoints _____________, _____________, and _____________, or any of them individually, proxies, with full powers of substitution, to vote for the undersigned at the Special Meeting of Shareholders of Excelsior Institutional Small Capitalization Fund (the "Fund"), a series of Excelsior Institutional Trust (the "Trust"), to be held at the offices of U. S. Trust located at 114 West 47th Street, New York, New York, on Wednesday, November 15, 1995, at 10:00 a.m., Eastern Time, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Special Meeting and accompanying Proxy
Statement:

4.    ELECTION OF RODMAN L. DRAKE, W. WALLACE MCDOWELL,  JONATHAN
      PIEL, ALFRED C. TANNACHION,  DONALD L. CAMPBELL,  JOSEPH H.
      DUGAN,  WOLFE J. FRANKL AND ROBERT A. ROBINSON  TRUSTEES OF
      THE TRUST.

           <F138>  FOR ALL     <F138>  AGAINST ALL     <F138>  FOR ALL EXCEPT:

                                                            --------------------
                                                           (List any exceptions)

5.    TO APPROVE OR  DISAPPROVE OF THE SELECTION OF ERNST & YOUNG
      LLP AS THE INDEPENDENT  CERTIFIED PUBLIC ACCOUNTANTS OF THE
      FUND.

           <F138>  FOR         <F138>  AGAINST         <F138>  ABSTAIN

6.    IN  THEIR  DISCRETION,  UPON  SUCH  OTHER  MATTERS  AS  MAY
      PROPERLY COME BEFORE THE MEETING.

                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

SAID PROXIES WILL VOTE THIS PROXY AS DIRECTED, OR IF NO DIRECTION IS INDICATED, FOR ITEMS 4, 5 AND 6 UNLESS AUTHORITY TO DO SO IS SPECIFICALLY WITHHELD IN THE MANNER PROVIDED.


                                               Dated_____________________, 1995
                                                   (Please date this proxy)


                                               --------------------------------


                                               --------------------------------
                                               Please sign exactly as your name
                                               or names appear at left.
                                               Corporate proxies should be
                                               signed by an authorized officer.

                 PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY
                 BALLOT PROMPTLY, USING THE ENCLOSED ENVELOPE.

                                  PROXY BALLOT
PROXY                                                                  PROXY
                     EXCELSIOR INSTITUTIONAL BALANCED FUND
                                  a series of
PROXY                    EXCELSIOR INSTITUTIONAL TRUST                 PROXY
--------------------------------------------------------------------------------

The undersigned, revoking any prior proxy or proxies, hereby appoints _____________, _____________, and _____________, or any of them individually, proxies, with full powers of substitution, to vote for the undersigned at the Special Meeting of Shareholders of Excelsior Institutional Balanced Fund (the "Fund"), a series of Excelsior Institutional Trust (the "Trust"), to be held at the offices of U. S. Trust located at 114 West 47th Street, New York, New York, on Wednesday, November 15, 1995, at 10:00 a.m., Eastern Time, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Special Meeting and accompanying Proxy Statement:

1.    TO APPROVE OR DISAPPROVE  OF THE  WITHDRAWAL BY THE FUND OF
      ITS  INVESTMENT IN THE BALANCED  PORTFOLIO OF THE ST. JAMES
      PORTFOLIOS.

           <F138>  FOR        <F138>  AGAINST         <F138>  ABSTAIN

2(b). TO  APPROVE  OR  DISAPPROVE  OF A NEW  INVESTMENT  ADVISORY
      AGREEMENT  BETWEEN  THE TRUST,  ON BEHALF OF THE FUND,  AND
      U.S. TRUST PACIFIC AS INVESTMENT ADVISER.

           <F138>  FOR        <F138>  AGAINST         <F138>  ABSTAIN

2(c). TO APPROVE OR  DISAPPROVE OF A NEW  INVESTMENT  SUBADVISORY
      AGREEMENT  BETWEEN U.S.  TRUST  PACIFIC AND BECKER  CAPITAL
      MANAGEMENT, INC. AS INVESTMENT SUBADVISER.

           <F138>  FOR        <F138>  AGAINST         <F138>  ABSTAIN

4.    ELECTION OF RODMAN L. DRAKE, W. WALLACE MCDOWELL,  JONATHAN
      PIEL, ALFRED C. TANNACHION,  DONALD L. CAMPBELL,  JOSEPH H.
      DUGAN,  WOLFE J. FRANKL AND ROBERT A. ROBINSON  TRUSTEES OF
      THE TRUST.

           <F138>  FOR ALL    <F138>  AGAINST ALL     <F138>  FOR ALL EXCEPT:

                                                            --------------------
                                                           (List any exceptions)

5.    TO APPROVE OR  DISAPPROVE OF THE SELECTION OF ERNST & YOUNG
      LLP AS THE INDEPENDENT  CERTIFIED PUBLIC ACCOUNTANTS OF THE
      FUND.

           <F138>  FOR        <F138>  AGAINST         <F138>  ABSTAIN

6.    IN  THEIR  DISCRETION,  UPON  SUCH  OTHER  MATTERS  AS  MAY
      PROPERLY COME BEFORE THE MEETING.

                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

SAID PROXIES WILL VOTE THIS PROXY AS DIRECTED, OR IF NO DIRECTION IS INDICATED, FOR ITEMS 1, 2(b), 2(c), 4, 5 AND 6 UNLESS AUTHORITY TO DO SO IS SPECIFICALLY WITHHELD IN THE MANNER PROVIDED.


                                               Dated_____________________, 1995
                                                   (Please date this proxy)


                                               --------------------------------


                                               --------------------------------
                                               Please sign exactly as your name
                                               or names appear at left.
                                               Corporate proxies should be
                                               signed by an authorized officer.

                 PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY
                 BALLOT PROMPTLY, USING THE ENCLOSED ENVELOPE.

                                  PROXY BALLOT
PROXY                                                                 PROXY
                   EXCELSIOR INSTITUTIONAL EQUITY GROWTH FUND
                                  a series of
PROXY                    EXCELSIOR INSTITUTIONAL TRUST                PROXY
--------------------------------------------------------------------------------

The undersigned, revoking any prior proxy or proxies, hereby appoints _____________, _____________, and _____________, or any of them individually, proxies, with full powers of substitution, to vote for the undersigned at the Special Meeting of Shareholders of Excelsior Institutional Equity Growth Fund (the "Fund"), a series of Excelsior Institutional Trust (the "Trust"), to be held at the offices of U. S. Trust located at 114 West 47th Street, New York, New York, on Wednesday, November 15, 1995, at 10:00 a.m., Eastern Time, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Special Meeting and accompanying Proxy
Statement:

1.    TO APPROVE OR DISAPPROVE  OF THE  WITHDRAWAL BY THE FUND OF
      ITS  INVESTMENT IN THE EQUITY  GROWTH  PORTFOLIO OF THE ST.
      JAMES PORTFOLIOS.

           <F138>  FOR        <F138>  AGAINST         <F138>  ABSTAIN

2(b). TO  APPROVE  OR  DISAPPROVE  OF A NEW  INVESTMENT  ADVISORY
      AGREEMENT  BETWEEN  THE TRUST,  ON BEHALF OF THE FUND,  AND
      U.S. TRUST PACIFIC AS INVESTMENT ADVISER.

           <F138>  FOR        <F138>  AGAINST         <F138>  ABSTAIN

2(d). TO APPROVE OR  DISAPPROVE OF A NEW  INVESTMENT  SUBADVISORY
      AGREEMENT  BETWEEN  U.S.  TRUST  PACIFIC  AND  LUTHER  KING
      CAPITAL MANAGEMENT CORPORATION AS INVESTMENT SUBADVISER.

           <F138>  FOR        <F138>  AGAINST         <F138>  ABSTAIN

4.    ELECTION OF RODMAN L. DRAKE, W. WALLACE MCDOWELL,  JONATHAN
      PIEL, ALFRED C. TANNACHION,  DONALD L. CAMPBELL,  JOSEPH H.
      DUGAN,  WOLFE J. FRANKL AND ROBERT A. ROBINSON  TRUSTEES OF
      THE TRUST.

           <F138>  FOR ALL    <F138>  AGAINST ALL     <F138>  FOR ALL EXCEPT:

                                                            --------------------
                                                           (List any exceptions)

5.    TO APPROVE OR  DISAPPROVE OF THE SELECTION OF ERNST & YOUNG
      LLP AS THE INDEPENDENT  CERTIFIED PUBLIC ACCOUNTANTS OF THE
      FUND.

           <F138>  FOR        <F138>  AGAINST        <F138>  ABSTAIN

6.    IN  THEIR  DISCRETION,  UPON  SUCH  OTHER  MATTERS  AS  MAY
      PROPERLY COME BEFORE THE MEETING.

                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

SAID PROXIES WILL VOTE THIS PROXY AS DIRECTED, OR IF NO DIRECTION IS INDICATED, FOR ITEMS 1, 2(b), 2(d), 4, 5 AND 6 UNLESS AUTHORITY TO DO SO IS SPECIFICALLY WITHHELD IN THE MANNER PROVIDED.


                                                Dated_____________________, 1995
                                                    (Please date this proxy)


                                               --------------------------------


                                               --------------------------------
                                               Please sign exactly as your name
                                               or names appear at left.
                                               Corporate proxies should be
                                               signed by an authorized officer.

                 PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY
                 BALLOT PROMPTLY, USING THE ENCLOSED ENVELOPE.

                                  PROXY BALLOT
PROXY                                                                 PROXY
                EXCELSIOR INSTITUTIONAL VALUE EQUITY INCOME FUND
                                  a series of
PROXY                     EXCELSIOR INSTITUTIONAL TRUST               PROXY
--------------------------------------------------------------------------------

The undersigned, revoking any prior proxy or proxies, hereby appoints _____________, _____________, and _____________, or any of them individually, proxies, with full powers of substitution, to vote for the undersigned at the Special Meeting of Shareholders of Excelsior Institutional Value Equity Income Fund (the "Fund"), a series of Excelsior Institutional Trust (the "Trust"), to be held at the offices of U. S. Trust located at 114 West 47th Street, New York, New York, on Wednesday, November 15, 1995, at 10:00 a.m., Eastern Time, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Special Meeting and accompanying Proxy
Statement:

4.    ELECTION OF RODMAN L. DRAKE, W. WALLACE MCDOWELL,  JONATHAN
      PIEL, ALFRED C. TANNACHION,  DONALD L. CAMPBELL,  JOSEPH H.
      DUGAN,  WOLFE J. FRANKL AND ROBERT A. ROBINSON  TRUSTEES OF
      THE TRUST.

           <F138>  FOR ALL     <F138>  AGAINST ALL      <F138>  FOR ALL EXCEPT:

                                                            --------------------
                                                           (List any exceptions)

5.    TO APPROVE OR  DISAPPROVE OF THE SELECTION OF ERNST & YOUNG
      LLP AS THE INDEPENDENT  CERTIFIED PUBLIC ACCOUNTANTS OF THE
      FUND.

           <F138>  FOR         <F138>  AGAINST          <F138>  ABSTAIN

6.    IN  THEIR  DISCRETION,  UPON  SUCH  OTHER  MATTERS  AS  MAY
      PROPERLY COME BEFORE THE MEETING.

                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

SAID PROXIES WILL VOTE THIS PROXY AS DIRECTED, OR IF NO DIRECTION IS INDICATED, FOR ITEMS 4, 5 AND 6 UNLESS AUTHORITY TO DO SO IS SPECIFICALLY WITHHELD IN THE MANNER PROVIDED.


                                               Dated_____________________, 1995
                                                   (Please date this proxy)


                                               --------------------------------


                                               --------------------------------
                                               Please sign exactly as your name
                                               or names appear at left.
                                               Corporate proxies should be
                                               signed by an authorized officer.

                 PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY
                 BALLOT PROMPTLY, USING THE ENCLOSED ENVELOPE.

                                  PROXY BALLOT
PROXY                                                                 PROXY
               EXCELSIOR INSTITUTIONAL INTERNATIONAL EQUITY FUND
                                  a series of
PROXY                    EXCELSIOR INSTITUTIONAL TRUST                PROXY
--------------------------------------------------------------------------------
The undersigned, revoking any prior proxy or proxies, hereby appoints _____________, _____________, and _____________, or any of them individually, proxies, with full powers of substitution, to vote for the undersigned at the Special Meeting of Shareholders of Excelsior Institutional International Equity Fund (the "Fund"), a series of Excelsior Institutional Trust (the "Trust"), to be held at the offices of U. S. Trust located at 114 West 47th Street, New York, New York, on Wednesday, November 15, 1995, at 10:00 a.m., Eastern Time, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Special Meeting and accompanying Proxy
Statement:

1.    TO APPROVE OR DISAPPROVE  OF THE  WITHDRAWAL BY THE FUND OF
      ITS  INVESTMENT IN THE  INTERNATIONAL  EQUITY  PORTFOLIO OF
      THE ST. JAMES PORTFOLIOS.

           <F138>  FOR        <F138>  AGAINST         <F138>  ABSTAIN

2(b). TO  APPROVE  OR  DISAPPROVE  OF A NEW  INVESTMENT  ADVISORY
      AGREEMENT  BETWEEN  THE TRUST,  ON BEHALF OF THE FUND,  AND
      U.S. TRUST PACIFIC AS INVESTMENT ADVISER.

           <F138>  FOR        <F138>  AGAINST         <F138>  ABSTAIN

2(e). TO APPROVE OR  DISAPPROVE OF A NEW  INVESTMENT  SUBADVISORY
      AGREEMENT  BETWEEN U.S.  TRUST PACIFIC AND HARDING  LOEVNER
      MANAGEMENT, L.P. AS INVESTMENT SUBADVISER.

           <F138>  FOR        <F138>  AGAINST         <F138>  ABSTAIN

4.    ELECTION OF RODMAN L. DRAKE, W. WALLACE MCDOWELL,  JONATHAN
      PIEL, ALFRED C. TANNACHION,  DONALD L. CAMPBELL,  JOSEPH H.
      DUGAN,  WOLFE J. FRANKL AND ROBERT A. ROBINSON  TRUSTEES OF
      THE TRUST.

           <F138>  FOR ALL    <F138>  AGAINST ALL     <F138>  FOR ALL EXCEPT:

                                                           --------------------
                                                          (List any exceptions)

5.    TO APPROVE OR  DISAPPROVE OF THE SELECTION OF ERNST & YOUNG
      LLP AS THE INDEPENDENT  CERTIFIED PUBLIC ACCOUNTANTS OF THE
      FUND.

           <F138>  FOR        <F138>  AGAINST         <F138>  ABSTAIN

6.    IN  THEIR  DISCRETION,  UPON  SUCH  OTHER  MATTERS  AS  MAY
      PROPERLY COME BEFORE THE MEETING.

                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

SAID PROXIES WILL VOTE THIS PROXY AS DIRECTED, OR IF NO DIRECTION IS INDICATED, FOR ITEMS 1, 2(b), 2(e), 4, 5 AND 6 UNLESS AUTHORITY TO DO SO IS SPECIFICALLY WITHHELD IN THE MANNER PROVIDED.


                                              Dated_____________________, 1995
                                                  (Please date this proxy)


                                              --------------------------------


                                              --------------------------------
                                              Please sign exactly as your name
                                              or names appear at left.
                                              Corporate proxies should be
                                              signed by an authorized officer.

                 PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY
                 BALLOT PROMPTLY, USING THE ENCLOSED ENVELOPE.